MASSMUTUAL FUNDS
MassMutual Short-Duration Bond Fund
MassMutual High Yield Fund
Supplement dated September 29, 2023 to the
Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following address replaces the address for the Transfer Agent found under the heading Transaction Orders by Telephone and in Writing in the section titled Buying, Redeeming, and Exchanging Shares on page 52 of the Prospectus:
P.O. Box 219606
Kansas City, MO 64121-9606
The following address replaces the Regular Mail address for the Transfer Agent found as a footnote under the heading How to Invest in the section titled Buying, Redeeming, and Exchanging Shares on page 53 of the Prospectus:
P.O. Box 219606
Kansas City, MO 64121-9606
The following address replaces the Overnight Mail address for the Transfer Agent found as a footnote under the heading How to Invest in the section titled Buying, Redeeming, and Exchanging Shares on page 53 of the Prospectus:
430 W 7th Street, Suite 219606
Kansas City, MO 64105-1407
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3000M (YLC)-23-03